EXHIBIT 10.1

                                   CLARK, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                            (2002 STOCK OPTION PLAN)

         This Non-Qualified Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Clark, Inc., a Delaware corporation (the "Company"), and the person named below ("Participant").

         WHEREAS, Participant is an employee of Clark Consulting, Inc., a wholly-owned subsidiary of the Company ("Clark Consulting"); and

         WHEREAS, pursuant to the Company's 2002 Stock Option Plan, as amended (the "Plan"), the Participant has been granted options to purchase shares of the common stock, par value $.01 per share, of the Company (the "Shares"), on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the Company and Participant hereby agree as follows:

         Section 1. Grant of Options; Certain Terms and Conditions. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, options to purchase the number of Shares indicated below (the "Options") at the Exercise Price per Share indicated below. Subject to certain anti-dilution adjustments, each Option entitles Participant to purchase one Share. The Options shall expire as provided in Section 4 hereof, and shall be subject to all of the terms and conditions set forth in this Agreement.

Participant:

Date of Grant:

Number of Shares purchasable:

Exercise Price per Share:

         The Options are intended to be "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto ("Non-Qualified Options") and shall not constitute nor be treated as incentive stock options as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code").

         Section 2. Exercise Price. The exercise price for the Options granted under the Plan shall be the greater of (i) $9.00 per share or (ii) the fair market value on the Date of Grant of such Options. The closing price for each day shall be the reported closing price on the principal national securities exchange on which the Shares are listed or admitted to trading.

         Section 3. Vesting of Options. The Options shall vest and become exercisable by Participant as follows:

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                  (a) As of _____________, 2___ and thereafter, Participant may exercise rights to acquire twenty percent (20%) of the Common Stock subject to the Option;

                  (b) As of ______________,.2___ and thereafter, Participant may exercise rights to acquire an additional twenty percent (20%) of the Common Stock subject to the Option;

                  (c) As of _______________,2___ and thereafter, Participant may exercise rights to acquire an additional twenty percent (20%) of the Common Stock subject to the Option;

                  (d) As of _______________,2___ and thereafter, Participant may exercise rights to acquire an additional twenty percent (20%) of the Common Stock subject to the Option;

                  (e) As of _______________,2___ and thereafter, Participant may exercise rights to acquire an additional twenty percent (20%) of the Common Stock subject to the Option.

         Section 4. Expiration of Options. The Options shall expire on the earlier of (i) the tenth anniversary of the Date of Grant thereof, or (ii) ninety (90) days from the date the Participant ceases to be an employee of the Company other than by reason of death or disability. In the event the Participant ceases to be an employee of the Company by reason of death or disability, the Options shall expire on the earlier of (i) the tenth anniversary of the Date of Grant or (ii) one year from the date of such death or disability.

         Section 5. Adjustments. If the Shares are changed into or exchanged for a different number or kind of securities of the Company or of another corporation through reorganization, merger, consolidation, or similar transaction, or increased because of any dividends paid in Shares, the Board of Directors will make appropriate and proportionate adjustments in the number of Shares subject to any unexercised Options and the exercise price thereof.

         Section 6. Exercise. The Participant (or other person entitled to exercise this Option) shall purchase Shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of employment tax and withholding tax due, if any, upon the exercise of the Option (i) by certified or official bank check, (ii) by the delivery of a number of Shares of Common Stock (plus cash if necessary) having a fair market value equal to the amount of such purchase price and employment and withholding tax, or (iii) by delivery of the equivalent thereof acceptable to the Company. Any employment or withholding tax due upon exercise of this Option shall be, and shall remain, the responsibility of the Participant (or such Participant's estate or representative). The Options may be exercised from time to time by written notice to the Company stating the full number of Shares to be purchased and the time and delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been agreed upon between the Participant (or other person entitled to exercise the Options) and the Company, accompanied by full payment for the Shares as described in the first sentence of this Section. The Company will, as soon as is reasonably possible, notify the Participant (or such Participant's representative) of the amount of employment tax and other

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withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Options. The Company shall have no obligation to deliver certificates for the Shares purchased until the Participant (or such Participant's representative) pays to the Company the purchase price in full and the amount of employment tax and withholding tax specified in the Company's notice as described in this Section by payment terms set forth in the first sentence of this Section. At the time of delivery, the Company shall, without transfer or issue tax to the Participant (or other person entitled to exercise the Options) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such Shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it to comply with reasonable diligence with any requirements of law.

         Section 7. Stock Exchange Requirement. Notwithstanding anything to the contrary in this Agreement, no Shares purchased upon exercise of the Options, and no certificate representing all or any part of such Shares, shall be issued or delivered if (i) such Shares have not been admitted to listing upon official notice of issuance on each stock exchange or the Nasdaq National Market upon which the Shares are then listed, (ii) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company, or (iii) a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to such Share has not become effective or ceased to be effective.

         Section 8. Termination of Employment. In the event that the employment of the Participant with the Company or Clark Consulting shall at any time hereafter terminate for any reason other than death or disability, any part of the Option granted hereunder which has not been exercised by the date of such termination shall expire unless exercised prior to the date of its expiration or within ninety (90) days after the date of such termination, whichever occurs first.

         Section 9. Death of Optionee. If Optionee dies prior to the termination of his right to exercise the Option in accordance with the provisions hereof without having totally exercised the Option, the Option may be exercised by the Optionee's Successor. If Optionee dies while in the employ of the Company or Clark Consulting, the Option shall expire unless exercised (to the extent exercisable immediately prior to Optionee's death) by his Successor prior to the date of expiration of the Option or one (1) year from the date of Optionee's death, whichever comes first.

         Section 10. Additional Accelerated Vesting. In the event the Company is subject to a "Change of Control," any part of the Option granted hereunder which has not already been exercised, shall be exercisable and shall be immediately one hundred percent (100%) vested without regard to the periods and installments of exercisability specified in Section 3 hereof, if and only if such Option has not at that time expired or been terminated, in accordance with Section 8 or otherwise, in which case, any unexercised portion shall be deemed cancelled as of the effective date of such Change of Control. For the purposes of this Section, "Change of Control" shall mean: (i) the acquisition by a single entity (or group of affiliated entities) that is

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not directly or indirectly controlled by the existing shareholders, of more than
75% of the Common Stock issued and outstanding immediately prior to such acquisition; or (ii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately before such transaction own directly or indirectly, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 75% of the voting power of the surviving or acquiring corporation.

         Section 11. State of Residence. Participant represents to the Company that Participant is a bona fide resident of the State indicated in Participant's address on the signature page hereof (the "State"). Notwithstanding anything to the contrary herein, this Agreement shall not become effective until the making of all applicable security filings under the laws of the State and the effectiveness thereof. Participant shall promptly notify the Company in writing if the Participant becomes a bona fide resident of any jurisdiction other than the State.

         Section 12. Non-Transferability. Subject to the prior consent of the Committee, Options granted hereunder may be transferred by the Participant thereof to one or more permitted transferees; provided that (i) there may be no consideration for such transfer, (ii) the Participant (or such Participant's estate or representative) shall remain obligated to satisfy all employment tax and other withholding tax obligations associated with the exercise of the Options, (iii) the Participant shall notify the Company in writing that such transfer has occurred, the identity and address of the permitted transferee and the relationship of the permitted transferee to the Participant and (iv) such transfer shall be effected pursuant to transfer documents approved from time to time by the Committee. To the extent an Option transferred pursuant to this
Section is not fully exercisable as of the date of transfer thereof, the Participant shall specify in the transfer document whether and to what extent the transferred Options (if less than all of the options subject to the applicable Non-Qualified Stock Option Agreement) are exercisable, subject to the limitations on exercisability contained in the applicable Non-Qualified Stock Option Agreement. Furthermore, to the extent the Participant transfers Options that are not exercisable as of the date of transfer and such Options are less than all of the Options subject to the applicable Non-Qualified Stock Option Agreement, the Participant shall specify in the transfer documents, subject to the limitations on exercisability contained in the applicable Non-Qualified Stock Option Agreement, when the transferred Options become exercisable as Options under the applicable Non-Qualified Stock Option Agreement generally become exercisable subsequent to such transfer. Any permitted transferee may not further assign or transfer the transferred Option otherwise than by will or the laws of the descent and distribution. Following any permitted transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided that for purposes of Section 6 hereof the term "Participant" shall be deemed to refer also to each permitted transferee. The events of termination of relationship in Section 4 hereof shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 4. The term "permitted transferees" shall mean one or more of the following: (i) any member of the Participant's immediate family;
(ii) a trust established for the exclusive benefit of one or more members of such immediate family; or (iii) a partnership in which such immediate family members are the only partners. The term

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"immediate family" is defined for such purpose as spouses, children, stepchildren and grandchildren, including relationships arising from adoption.

         Section 13. Sale Restrictions. Except as otherwise permitted under
Section 16 of the Exchange Act (including any Rules promulgated thereunder), no Participant, if he or she is subject to liability under Section 16 of the Exchange Act, may sell any Option Shares issued hereunder until the expiration of the six (6) month period commencing on the Date of Grant, unless the same would either not result in liability under said Section 16 or the Participant consents to such liability and consents to disgorge any profits relating thereto to the Company.

         The Committee, in its sole discretion, may (i) impose such additional conditions as may be required to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) waive any of the restrictions in the event that either (A) the transaction would not result in liability under Section 16(b) of the Exchange Act, or (B) the Participant consents to liability thereunder and consents to disgorge any profits relating thereto to the Company.

         Section 14. Continued Employment or Retention. Subject to the terms of any employment agreement between the Company or Clark Consulting and the Participant, nothing herein shall confer upon the Participant any right to be continued in the employ or retention of the Company or Clark Consulting, or shall prevent the Company or Clark Consulting which employs or retains the Optionee from terminating such employment at any time, with or without cause.

         Section 15. Plan. The Options are granted pursuant to the Plan, as in effect on the Date of Grant, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that
(a) no such amendment shall deprive any Participant of any Options theretofore granted under the plan without the consent of such Participant; and (b) without the approval of a majority of the stockholders of the Company, the Board of Directors may not amend the Plan to make any other change requiring stockholder approval under (i) any applicable rule, regulation, or procedure of any national securities exchange or securities association upon which any securities of the Company are listed (or any listing agreement with any such securities exchange or securities association), or (ii) Rule 16b-3 promulgated under the Exchange Act.

         The interpretation and construction by the Committee of the Plan, this Agreement, the Options granted hereunder, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon Participant. Until the Options shall expire, terminate, or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Options.

         Section 16. Confidentiality. Unless otherwise permitted by the Chairman of the Board or the President of the Company, Participant agrees to keep confidential the terms of this Option Agreement (and the terms of any other Option Agreement with any other employee or director of the Company known to Participant) and shall not disclose such terms to any other employee or otherwise.

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         Section 17. Nondisclosure and Nonsolicitation. In further consideration for the grant to Participant of the Option evidenced by this Option Agreement, Participant hereby covenants and agrees as follows:

                  (a) Participant hereby acknowledges that Participant will have access to certain trade secrets and confidential information of the Company and Clark Consulting and of corporations and/or other business enterprises directly or indirectly owned, controlled and/or operated by the Company or Clark Consulting ("Affiliates") and that such information constitutes valuable, special and unique property of the Company, Clark Consulting and such corporations. Participant shall not, during or after the term of Participant's employment by the Company or Clark Consulting, disclose any such trade secrets or confidential information to any person or entity for any reason or purpose whatsoever except as may be required by law or use such confidential information for any purpose not authorized by the Chairman of the Board. Confidential information shall include (i) all information designated as confidential by the Chairman of the Board and (ii) all information the disclosure of which Participant knows, or in the exercise of reasonable care should know, would be damaging to the Company; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by Participant) or any information not otherwise considered by the Chairman of the Board or the Board of Directors to be confidential.

                  (b) Participant agrees that during the term of Participant's employment by, or service as a director of, the Company or Clark Consulting and for a period of twelve months following the termination of Participant's employment, or service as a director of, Participant shall not, either alone or on behalf of any business competing with the Company or any Affiliate, directly or indirectly (i) solicit or induce, or in any manner attempt to solicit or induce any person employed by, or an agent of, the Company or any Affiliate to terminate his contract of employment or agency, as the case may be, with the Company or any Affiliate, as the case may be, or (ii) solicit, divert, or attempt to solicit or divert, as a supplier or customer, any person, concern or entity which, as of the date of termination or during the one year period prior thereto, furnishes products or services to, or receives products and services from the Company or any Affiliate, nor will Participant attempt to induce any such supplier or customer to cease being (or any prospective supplier or customer not to become) a supplier or customer of the Company or any Affiliate.

         Section 18. Noncompetition. If, during the twelve month period following Participant's termination, for any reason, of employment with or services a director of the Company or Clark Consulting at any place within the United States in which the Company or Clark Consulting conducts business at the time of such termination; Participant shall engage in either as a partner, officer, director, employee agent or shareholder (other than as the holder of less than 10% of the outstanding capital stock of any corporation whose stock is traded on a national securities exchange), be interested in or render services to any business then competitive with the Company, Clark Consulting or
Participant:

                  (a) the ninety (90) day extension of Section 8 shall cease.

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                  (b) Participant shall reimburse the Company for the difference between the market value on date of exercise and the option price on date of exercise, for all options exercised by Participant during the twelve month period preceding the termination.

                  (c) Participant acknowledges the Company's right to recover such amounts due from any and all amounts due the Participant for prior services as an employee.

         Section 19. Notices. Any notice to be given to the Company shall be personally delivered to or addressed to the Secretary of the Company, at its principal office, and any notice to be given to Participant shall be addressed to him or her at the address given beneath his or her signature hereto, or at such other address as Participant may hereafter designate in writing to the Company. Any notice to the Company is deemed given when received by the Company. Any notice to Participant is deemed given when enclosed in a properly sealed envelope addressed as aforesaid, and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States of America.

         Section 20. Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and Participant, Participant's beneficiaries, heirs, executors, and administrators, and the Company's successors and assigns.

         Section 21. Governing Law. The laws of the State of Illinois shall govern this Agreement and the Options granted hereunder, except to the extent that the federal law of the United States of America preempts such law, in which case such federal law shall apply.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the Company and Participant have duly executed and delivered this Agreement effective as of the Date of Grant.

                                      Clark, Inc.



                                      By:
                                          --------------------------------------
                                          James Radosevich
                                          Vice President and Corporate Secretary



                                      ------------------------------------------

                                      -----------------------------, PARTICIPANT

                                      Social Security Number:


                                      Address:

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